SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 20, 1998
                                                         -----------------

                               NFO WORLDWIDE, INC.
            ---------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              DELAWARE                  0-21460                06-1327424
 --------------------------------  -------------------   ----------------------
  (STATE OR OTHER JURISDICTION OF   (COMMISSION FILE          (IRS EMPLOYER
           INCORPORATION)               NUMBER)          IDENTIFICATION NUMBER)

                                2 PICKWICK PLAZA
                               GREENWICH, CT 06830
                    ----------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE):  (203) 629-8888
                                                       ---------------

                   PAGE 1 OF ____ SEQUENTIALLY NUMBERED PAGES.
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                              NFO WORLDWIDE, INC.
                                     INDEX

                                                                          PAGE
                                                                         NUMBER

Item 2 - Acquisition or Disposition of Assets                               3

Item 5 - Other Events                                                       3

Item 7 - Financial Statements and Exhibits                                  4

Signature                                                                   6

Exhibit 10.1       Stock Purchase Agreement dated as of November 10,
                   1998 by and among NFO Europe (Deutschland) GmbH
                   & Co. KG, NFO Worldwide, Inc. (the "Company") and all of the stockholders (the "Sellers") of Infratest Burke Aktiengesellschaft Holding ("Infratest").

Exhibit 10.2 Letter Agreement dated November 17, 1998 among the Company, Infratest and the Sellers.

Exhibit 10.3       Note Purchase Agreement dated as of November 20,
                   1998 between the Company and each of the purchasers signatory thereto relating to the Company's Adjustable Rate Series A Senior Notes due 2005 and the
                   Company's Adjustable Rate Series B Senior Notes due
                   2008.

Exhibit 10.4 Note Purchase Agreement dated as of November 20, 1998 between the Company and each of the purchasers signatory thereto relating to the Company's 9.84% Senior Subordinated Notes due 2008.

Exhibit 10.5 Amendment dated as of November 20, 1998 to the separate Note Purchase Agreements dated as of March 9, 1998 between the Company and each of the institutions signatory thereto.

Exhibit 10.6 Amendment No. 1 dated as of November 20, 1998 to the Credit Agreement dated as of March 9, 1998 by and among the Company, Fleet National Bank and The Chase Manhattan Bank, as co-agents, and the banks signatory thereto.

Exhibit 99.1       Press Release dated November 23, 1998 by the
                   Company announcing the Company's private placement.

Exhibit 99.2 Press Release dated November 23, 1998 by the Company announcing the Infratest acquisition.


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On November 20, 1998, the Company acquired all of the outstanding shares of capital stock of Infratest Burke Aktiengesellschaft Holding ("Infratest"), a German stock corporation. The total acquisition cost of DM 252 million (US $151 million) includes the stock purchase of DM 205 (US $123 million) and the assumption of approximately DM 47 million (US $28 million) of pre-existing debt.

Founded in 1947, Infratest is headquartered in Munich and ranks as one of the top four custom market research firms in Europe with 35 offices in 15 countries. The combination of NFO and Infratest will create the sixth largest market research firm in the world, and one of the top three custom market research companies globally.

The Stock Purchase Agreement provides that the purchase price of DM 205 million (US $123 million) be paid DM 200 million (US $120 million) in cash at closing, with the remaining DM 5 million (US $3 million) payable in cash over the next two and one-half years. The purchase price may be adjusted upward or downward in an aggregate amount not to exceed DM 100 million (US $60 million) based on specified levels of net worth and EBITDA of Infratest, as of and for the year ended September 30, 1998, as defined in the Stock Purchase Agreement. This acquisition will be accounted for using the purchase accounting method.

The consideration for the acquisition was determined through arm's length negotiations between the parties to the transaction. The Company had no prior relationship with Infratest or its stockholders. To pay the cash portion of the purchase price of this acquisition, the Company used funds provided by the Notes (as defined below) discussed in Item 5 below, as well as working capital and funds available through its Existing Credit Facility (as defined below).

The above general discussion summarizes briefly certain key terms of the Stock Purchase Agreement and the transaction contemplated thereby. For a complete description, please refer to the Stock Purchase Agreement attached to this Form 8-K as Exhibit 10.1, which is incorporated herein by reference.

ITEM 5.  OTHER EVENTS

On November 20, 1998, the Company privately placed an aggregate principal amount of $72 million of the Notes (as defined below) pursuant to (i) separate Note Purchase Agreements, each dated as of November 20, 1998, between the Company and the purchasers signatory thereto (the "Senior Note Purchase Agreements") relating to the Company's Adjustable Rate Series A Senior Notes due November 15, 2005 (the "Series A Notes") and the Company's Adjustable Rate Series B Senior Notes due November 15, 2008 (the "Series B Notes," and, together with the Series A Notes, the "Senior Notes") and (ii) separate Note Purchase Agreements, each dated as of November 20, 1998, between the Company and the purchasers signatory thereto (the "Subordinated Note Purchase Agreements") relating to the Company's 9.84% Senior Subordinated Notes due November 15, 2008 (the "Subordinated Notes,"


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and, together with the Senior Notes, the "Notes"). The private placement consisted of $17 million of Series A Notes, $38 million of Series B Notes and $17 million of Subordinated Notes. The Series A Notes and the Series B Notes bear interest at fixed annual rates of 7.48% and 7.82%, respectively, and contain provisions whereby these annual rates will be reduced to 7.18% and 7.52%, respectively, provided the Company satisfies certain conditions prior to September 30, 1999. The Notes are guaranteed by certain subsidiaries of the Company and were privately placed with institutions including Teachers Insurance and Annuity Association, Connecticut General Life Insurance Company, Reliastar Life Insurance Company, PPM America, Inc., National Life Insurance Company and The Canadian Life Insurance Company. Proceeds from the Notes were used to finance a portion of the acquisition of Infratest and to pay related fees and expenses.

In conjunction with the Infratest acquisition and the financing thereof, the Company entered into (i) an Amendment (the "Note Amendment") to the Note Purchase Agreements, each dated as of March 9, 1998, between the Company and the purchasers signatory thereto (as amended, the "Existing Note Purchase Agreements") relating to the private placement of $40 million of the Company's existing senior notes due March 1, 2008 (the "Existing Notes") and (ii) an Amendment No. 1 (the "Credit Amendment") to the Credit Agreement dated as of March 9, 1998, between the Company, the banks signatory thereto and Fleet National Bank and The Chase Manhattan Bank, as co-agents (as amended, the "Credit Agreement," and, together with the Note Amendment, the "Amendments"), relating to the Company's $75 million credit facility (the "Existing Credit Facility"). The Amendments provide, among other things, that the Company's obligations under the Existing Note Purchase Agreements and the Credit Agreement will be guaranteed by certain subsidiaries of the Company. In addition, the Amendments provide for an increase in the rates at which interest annually accrues under the Credit Agreement and the Existing Notes as more fully described in the Amendments.

The above general discussion summarizes briefly certain key terms of the Company's private placement and amendments to its existing financing arrangements. For a complete description, please refer to the Senior Note Purchase Agreements, the Subordinated Note Purchase Agreements, the Note Amendment and the Credit Amendment which are attached as exhibits to this Form 8-K and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Business Acquired:

         At this time it is impracticable to provide the required financial statements of the aforementioned acquired entity. Therefore, the required financial statements will be filed with the Commission no later than 60 days after the due date of this filing.


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(b)      Pro Forma Financial Information:

         At this time it is impracticable to provide the financial information required by Article 11 of Regulations S-X, therefore, the required financial information will be filed with the Commission no later than 60 days after the due date of this filing.

(c)      Exhibits:

         10.1 Stock Purchase Agreement dated as of November 10, 1998 by and among NFO Europe (Deutschland) GmbH & Co. KG, NFO Worldwide, Inc. (the "Company") and all of the stockholders (the "Sellers") of Infratest Burke Aktiengesellschaft Holding ("Infratest").

         10.2 Letter Agreement dated November 17, 1998 among the Company, Infratest and the Sellers.

         10.3 Note Purchase Agreement dated as of November 20, 1998 between the Company and each of the purchasers signatory thereto relating to the Company's Adjustable Rate Series A Senior Notes due 2005 and the Company's Adjustable Rate Series B Senior Notes due 2008.

         10.4 Note Purchase Agreement dated as of November 20, 1998 between the Company and each of the purchasers signatory thereto relating to the Company's 9.84% Senior Subordinated Notes due 2008.

         10.5 Amendment dated as of November 20, 1998 to the separate Note Purchase Agreements dated as of March 9, 1998 between the Company and each of the institutions signatory thereto.

         10.6 Amendment No. 1 dated as of November 20, 1998 to the Credit Agreement dated as of March 9, 1998 by and among the Company, Fleet National Bank and The Chase Manhattan Bank, as co-agents, and the banks signatory thereto.

         99.1 Press Release dated November 23, 1998 by the Company announcing the Company's private placement.

         99.2 Press Release dated November 23, 1998 by the Company announcing the Infratest acquisition.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NFO Worldwide, Inc.


                                        By:  /S/  Patrick G. Healy
                                           -----------------------------------
                                             Patrick G. Healy
                                             President - Corporate
                                             Product/Systems
                                             Development and
                                             Chief Financial Officer
                                             (Authorized Officer of Registrant
                                             and Principal Financial Officer)


Dated:   December 4, 1998


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                                  EXHIBIT INDEX

                               NFO WORLDWIDE, INC.

                           CURRENT REPORT ON FORM 8-K
                             DATED NOVEMBER 20, 1998

Exhibit No.   Description
-----------   -----------

10.1 Stock Purchase Agreement dated as of November 10, 1998 by and among NFO Europe (Deutschland) GmbH& Co. KG, NFO Worldwide, Inc. (the "Company") and all of the Stockholders (the "Sellers") of Infratest
              Burke Aktiengesellschaft Holding ("Infratest").

10.2 Letter Agreement dated November 17, 1998 among the Company, Infratest and the Sellers.

10.3 Note Purchase Agreement dated as of November 20, 1998 between the Company and each of the purchasers signatory thereto relating to the Com pany's Adjustable Rate Series A Senior Notes due 2005 and the Company's Adjustable Rate Series B Senior Notes due 2008.

10.4          Note Purchase Agreement dated as of November 20,
              1998 between the Company and each of the purchasers signatory thereto relating to the Com pany's 9.84%
              Senior Subordinated Notes due 2008.

10.5 Amendment dated as of November 20, 1998 to the separate Note Purchase Agreements dated as of March 9, 1998 between the Company and each of the institutions signatory thereto.

10.6 Amendment No. 1 dated as of November 20, 1998 to the Credit Agreement dated as of March 9, 1998 by and among the Company, Fleet National Bank and The Chase Manhattan Bank, as co-agents, and the banks signatory thereto.

99.1          Press Release dated November 23, 1998 by the
              Company announcing the Company's private placement.

99.2 Press Release dated November 23, 1998 by the Company announcing the Infratest acquisition.


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